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                                                                   EXHIBIT 10(A)
                               AMENDMENT NO. 10
                                    TO THE
                     H&R BLOCK DEFERRED COMPENSATION PLAN
                                FOR EXECUTIVES

     H&R BLOCK, INC. (the "Company") adopted the H&R Block Deferred Compensation Plan for Executives (the "Plan"), effective as of August 1, 1987. The Company amended said Plan by Amendment No. 1, effective December 15, 1990; by Amendment No. 2, effective January 1, 1990; by Amendment No. 3, effective September 1, 1991; by Amendment No. 4, effective January 1, 1994; by Amendment No. 5, effective May 1, 1994; by Amendment No. 6, effective August 1, 1995; by Amendment No. 7, effective December 11, 1996; by Amendment No. 8, effective January 1, 1998; and by Amendment No. 9 effective as of January 1, 1997. The Company continues to retain the right to amend the Plan, pursuant to action by the Company's Board of Directors. The Company hereby exercises that right. This Amendment No. 10 is effective as of March 1, 1998, except for those provisions in Paragraphs 16, 17(ii) and 18, which are effective as of April 1, 1998.

                                  AMENDMENT

     1. The first sentence of the introductory paragraph of the Plan is replaced with the following new sentence:

            "H&R Block, Inc. (the "Company") hereby establishes, effective August 1, 1987, a nonqualified deferred compensation plan for the benefit of specified Executives of the Company and such other entities as may be designated by the Company from time to time."

     2. The following new Section 2.1.1a is added to the Plan immediately after Section 2.1.1 and before Section 2.1.2:

                 "2.1.1a  'Account Executive' means a person who has the
            title of Account Executive, is employed on a full-time basis by a Participating Affiliate, and is responsible for managing, overseeing, directing or handling the accounts of clients of the Participating Affiliate."

     3. Section 2.1.4 of the Plan, as previously amended, is further amended by replacing said Section 2.1.4 with the following new Section 2.1.4:

                 "2.1.4  'Annual Deferral Amount' means the amount of
            Base Salary, and/or Bonus that a Participant elects to defer each Plan Year under a Permissible Deferral. For those individuals first eligible to participate in the Plan prior to March 1, 1998, the amount of Base Salary included in the Annual Deferral Amount shall be equal to a percentage of the Participant's Base Salary that is not less than three percent (3%) and not greater than thirty-five percent (35%), and the amount of Bonus or Bonuses included in the Annual Deferral Amount shall be equal to (i) a flat dollar amount, expressed in one thousand dollar ($1,000) increments, or
            (ii) a percentage of the Bonus or Bonuses paid during the Plan Year that is not less than five percent (5%) and not greater than one hundred percent (100%), expressed in



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            five percent (5%) increments.  For those individuals eligible to participate in the Plan on or after March 1, 1998, the amount of Base Salary included in the Annual Deferral Amount shall be equal to a percentage within such parameters as are established by the Committee in its sole and absolute discretion, and the amount of Bonus or Bonuses included in the Annual Deferral Amount shall be equal to a percentage or flat dollar amount within such parameters as are established by the Committee.

     4. Section 2.1.5 of the Plan, as previously amended, is further amended (i) by replacing the words "a Participant" in the first sentence with the words "an Executive"; (ii) by inserting the following sentence after the first sentence thereof:

            "The 'Base Salary' of an Account Executive for any Plan Year means the total earnings and wages, including any and all commissions, incentives and bonuses, paid by all Affiliates to such individual during that Plan Year, including any amount which would be included in the definition of Base Salary, but for the individual's election to defer some of his or her earnings pursuant to this Plan or some other deferred compensation plan established by an Affiliate; but excluding any other remuneration paid by Affiliates, such as overtime, stock options, distributions of compensation previously deferred, restricted stock, allowances for expenses (including moving, travel expenses, and automobile allowances), and fringe benefits payable in a form other than cash.";

and (iii) by inserting the phrase "or earnings" after the phrase "reduce his salary" in the last sentence of such Section.

     5. Section 2.1.8 of the Plan is amended (i) by replacing the words "a Participant" in the first sentence with the words "an Executive"; and (ii) by adding the following new sentence to the end of this Section:

            "For the purposes of this Plan, the terms Bonus and Bonuses specifically exclude any and all types of commissions, incentives or bonuses paid by any Affiliate to an Account Executive."

     6. Section 2.1.17 of the Plan is replaced by the following new Section 2.1.17:

                 "2.1.17  'Enrollment Period for a Plan Year commencing
            on January 1 means the immediate preceding period of October 1 through December 15. For the Plan Year for Group A Participants and Group B Participants first participating in the Plan on March 1, 1998, 'Enrollment Period' means the immediately preceding period of January 1 through February 20, 1998. At its sole and absolute discretion, the Committee may grant to a person eligible to participate in the Plan as a Group A Participant or a Group B Participant an 'Enrollment Period' consisting of the 30-day period immediately following the date on which such person is employed by an Affiliate."

     7.     Section 2.1.21 of the Plan is replaced with the following new
Section 2.1.21:


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                 "2.1.21  'Participant' means an Executive or an Account
            Executive who is eligible to participate in the Plan and has elected to participate in the Plan."

     8.     Section 2.1.22 of the Plan is replaced with the following new
Section 2.1.22:

                 "2.1.22  'Participating Affiliate' or 'Participating
            Affiliates' means the Company and the following indirect subsidiaries of the Company: HRB Management, Inc., H&R Block Tax Services, Inc., Block Financial Corporation, Option One Mortgage Corporation, and the U.S. subsidiaries of such indirect subsidiaries; and such other entities as may be designated as such by the Company from time to time."

     9. Section 2.1.23 of the Plan, as previously amended, is further amended by replacing the second and third sentences of the first paragraph thereof with the following new sentences:

            "For Executives, the aggregate of all deferrals may not exceed two hundred eighty percent (280%) of the Executive's total annual salary and wages paid by all Affiliates to such individual, as determined as of the later of July 1, 1987 or the date on which the Executive first became eligible to participate in the Plan. For Account Executives, the aggregate of all deferrals may not exceed two hundred eighty percent (280%) of the Account Executive's aggregate earnings and wages paid by all Affiliates to such individual during the twelve-month period ending on September 30 of the calendar year immediately preceding the Plan Year in which the Account Executive first becomes eligible to participate in the Plan. For purposes of the two immediately preceding sentences, such annual salary and wages and such annual earnings and wages shall include and exclude the same items of remuneration as are included or excluded from annual salary and wages and annual earnings and wages in the definition of Base Salary."

     10.    Section 2.1.25 of the Plan is replaced with the following new
Section 2.1.25:

                 "2.1.25  'Plan Year' means the calendar year (i) for
            all Permissible Deferrals elected by Group B Participants, except for those Permissible Deferrals elected to commence on March 1, 1998, (ii) for Permissible Deferrals of Group A Participants elected to commence January 1, 1991 or later, except for those Permissible Deferrals elected to commence on March 1, 1998, and (iii) for all Permissible Deferrals and for all purposes when used in Sections 4.3, 4.4, 6.2, 6.3, 6.4, 6.6 and 6.7. For Permissible Deferrals of Group A Participants elected to commence on or before May 1, 1990, 'Plan Year' means the twelve month period ending each April 30, through April 30, 1997, the period between May 1, 1997 and December 31, 1997, inclusive, and the calendar year thereafter. For Permissible Deferrals of Group A Participants and Group B Participants elected to commence on March 1, 1998, 'Plan Year' means the ten-month period between March 1, 1998 and December 31, 1998, inclusive, and the calendar year thereafter. If the Committee grants to a person eligible to participate in the Plan as a Group A Participant or a Group B Participant a discretionary Enrollment Period in accordance with Section 2.1.17 and such person submits to the


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            Company a Permissible Deferral election, such Participant's first 'Plan Year' shall be the period (i) beginning on the first day of his or her first regular pay period commencing not less than 30 days after the Company's receipt of his or her Permissible Deferral election, and (ii) ending on December 31 of the year in which such pay period falls."

     11. Section 3.1.2 of the Plan is amended by inserting the words "or Account Executives" after the word "Executives" therein.

     12.    Section 3.2 of the Plan, as previously amended, is further amended
(i) by inserting the words "or Account Executive" after the word "Executive"; and (ii) by deleting the comma and phrase ", and subject to the provisions of Sections 3.6 and 3.7" from the last sentence of said Section.

     13.    Section 3.3 of the Plan, as previously amended, is further amended
(i) by inserting the word "or" in between subsections (b) and (c) thereof; (ii) by replacing the comma at the end of subsection (c) with a period; (iii) by deleting the word "or" in between subsections (c) and (d) thereof; and (iv) by deleting subsection (d) thereof.

     14. Section 3.6 of the Plan is amended by replacing it with the following new Section 3.6:

                 "Section 3.6 Changes in Employment Status.  If a
            Participant has a change in his or her employment responsibilities, title and/or compensation, such that the Participant would not qualify for initial participation in the Plan as a Group A Participant or Group B Participant, as determined by the Committee, (i) the Participant shall continue to make deferrals in accordance with the Participant's Permissible Deferral election for the Plan Year during which the change in employment responsibilities, title and/or compensation occurs, (ii) the Participant shall not be eligible to make Permissible Deferrals in Plan Years following the Plan Year during which the change in employment responsibilities, title and/or compensation occurs unless and until the Participant again qualifies for initial participation as a Group A Participant or a Group B Participant, as determined by the Committee, and (iii) the Participant shall otherwise continue to participate in the Plan.

     15.    Section 3.7 of the Plan is deleted therefrom in its entirety.

     16. Section 4.1.1 of the Plan, as previously amended, is further amended by replacing the phrase "of the following calendar month" in the last sentence of the second paragraph thereof with the phrase "that month".


     17.    Section 4.1.2 of the Plan, as previously amended, is further amended
(i) by replacing the second and third sentences of the first paragraph thereof with the following new sentences:

            "For each $1.00 of Base Salary or Bonus deferred pursuant to
            Section 4.1.1, the Company shall post an additional .50 to the Participant's Account,


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            provided, however, that for Executives, the total of all
            Matching Contributions made pursuant to this Section 4.1.2 shall not exceed one hundred forty percent (140%) of the Executive's total annual salary and wages paid by all Affiliates to such individual, as determined as of the later of July 1, 1998 or the date on which the Executive first became eligible to participate in the Plan, and for Account Executives, the total of all Matching Contributions shall not exceed one hundred forty percent (140%) of the Account Executive's aggregate earnings and wages paid by all Affiliates to such individual during the twelve-month period ending on September 30 of the calendar year immediately preceding the Plan Year in which the Account Executive first becomes eligible to participate in the Plan. For purposes of the two immediately preceding sentences, such annual salary and wages and such annual earnings and wages shall include and exclude the same items of remuneration as are included or excluded from annual salary and wages and annual earnings and wages in the definition of Base Salary.";

and (ii) by replacing the phrase "of the following calendar month" in the first sentence of the second paragraph thereof with the phrase "that month".

     18. Section 4.1.3 of the Plan, as previously amended, is further amended by replacing the phrase "of the following calendar month" in the first sentence of the second paragraph thereof with the phrase "that month".

     19. Section 6.4.2 of the Plan is amended (i) by replacing the phrase "Section 6.4.5" in the first sentence thereof with the phrase "Section 6.4.4"; and (ii) by replacing the phrase "either Section 6.4.3 or Section 6.4.4" in the last sentence thereof with the phrase "Section 6.4.3".

     20. Section 6.4.3 of the Plan is amended by replacing it with the following new Section 6.4.3:

                 "6.4.3 The amount of each level payment for the Initial
            Payment Period, if any, shall be calculated using the balance in the Account as of the beginning of the Initial Payment Period and amortizing such balance over the remaining Overall Payment Period using an assumed interest rate equal to the rate of one-year United States Treasury notes, said rate to be determined once each Plan Year and to be the rate in effect as of the September 30 immediately preceding the payment period to which it applies, as published by Solomon Brothers, Inc., or any successor thereto, or as determined by the Chief Financial Officer of the Company (the "Assumed Interest Rate"). The amount of each level payment for each Calendar Year Payment Period shall be calculated by taking the balance in the Account as of November 30 of the calendar year immediately prior to such Calendar Year Payment Period, subtracting the benefit payments made during the portion of such calendar year following November 30, and amortizing the difference over the remaining Overall Payment Period using the Assumed Interest Rate. The amount of each level payment for the Remainder Payment Period, if any, shall be calculated by taking the balance in the Account as of November 30 of the calendar year immediately prior to the Remainder Payment Period, subtracting the benefit payments made during the portion of such calendar year following November 30, and


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            amortizing the difference over the Remainder Payment Period using an assumed interest rate of zero percent (0%) per annum. If the actual crediting rate for the Remainder Payment Period is more than zero percent, the additional gain resulting from the difference shall be paid to the Participant in a single payment within six months after the last day of the Remainder Payment Period."

     21.    Section 6.4.4 of the Plan is deleted, and Sections 6.4.5, 6.4.6 and
6.4.7 are redesignated as Sections 6.4.4, 6.4.5 and 6.4.6, respectively.

     22. Section 6.4.6 (previously Section 6.4.7) of the Plan is amended by replacing the reference to "Section 6.4.4" therein with the phrase "Section 6.4.3".

     23. Section 9.1 of the Plan, as previously amended, is further amended by replacing the references to "Section 6.4.4" and "Section 6.4.7" therein with the phrases "Section 6.4.3" and "Section 6.4.6", respectively.

     24. Except as modified in this Amendment No. 10, the Plan, as previously amended, shall remain in full force and effect, including the Company's right to amend or terminate the Plan as set forth in Article 9 of the Plan.




                                    H&R BLOCK, INC.


                                    By:   /s/  Frank L. Salizzoni
                                          ------------------------------------
                                    Its:  President and Chief Executive Officer
                                          ------------------------------------





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